SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2009

Cagle’s, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-7138	58-0625713
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1385 Collier Road, N.W., Atlanta, Ga.		30318
(Address of principal executive offices)		(Zip Code)

(404) 355-2820

(Registrants telephone number, including area code)

2000 Hills Avenue, N.W., Atlanta, Ga.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXHIBIT INDEX

Ex-99.1 Press Release dated June 12, 2009

SIGNATURES

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Conditions

The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press release of Cagle’s, Inc. dated June 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle’s, Inc.

(Registrant)

Date: June 12, 2009

By: /s/ Mark M. Ham IV
Mark M. Ham IV
Chief Financial Officer